UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 30, 2021

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904		46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2155 E. GoDaddy Way	Tempe	Arizona	85284
(Address of Principal Executive Offices)			(Zip Code)
(480) 505-8800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GDDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 30, 2021, the Compensation Committee of the Board of Directors of GoDaddy Inc. (the “Company”) approved an amendment to the Company’s outstanding restricted stock units (“RSUs”) and performance restricted stock units (“PRSUs”), including RSUs and PRSUs held by the Company’s named executive officers. Under the terms of the amendments, which will be effective as of January 1, 2022:
(a) On a termination as a result of death or disability, (i) all RSUs will continue to vest on the regular vesting schedule for 12 months after such termination of service and (ii) the target number of PRSUs will accelerate and vest and become payable and will be pro rated based on the number of days of the performance period prior to such death or disability; and
(b) On a termination as a result of a qualifying retirement (after the first anniversary of the date of grant), (i) all RSUs will continue to vest on the regular vesting schedule for the 12-month period after the date of termination and (ii) all PRSUs will remain outstanding and continue to be eligible to be earned (to the extent of actual achievement of the performance goal), in accordance with the original award agreement.
The foregoing description of the amendments to the outstanding RSUs and PRSUs held by our named executive officers is qualified in its entirety by reference to the full text of the amendments to the award agreements, a copy of which are attached as exhibits 10.1 and 10.2 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description
10.1	Form of Amendment to Restricted Stock Unit Agreement
10.2	Form of Amendment to Performance Restricted Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	December 3, 2021	/s/ Mark McCaffrey
Mark McCaffrey
Chief Financial Officer